Product net sales	12 Months Ended
Dec. 31, 2022
Product net sales.
Product net sales

15.Product net sales

For the twelve months ended December 31, 2022, the product net sales was related to sales of VYVGART in the US following the approval of VYVGART by U.S. Food and Drug Administration (FDA) on December 17, 2021, in Japan following the approval of VYVGART by Pharmaceuticals and Medical Devices Agency (PMDA) on January 20, 2022 and Europe following the approval of VYVGART by European Commission on August 11, 2022. No product net sales were recognized during the comparable prior periods. Product gross sales for twelve months ended December 31, 2022 was $446.9 million and the gross to net adjustment for twelve months ended December 31, 2022 was $46.2 million, resulting in $400.7 million of product net sales for twelve months ended December 31, 2022. Refer to note 18 for the breakdown of Product net sales by country of sale for twelve month ended December 31, 2022.